EXHIBIT 10.2


                               UNOCAL CORPORATION
                            NONQUALIFIED STOCK OPTION
                   UNDER THE LONG-TERM INCENTIVE PLAN OF 1998


UNOCAL CORPORATION (hereinafter called the "Company"), desiring to provide an incentive to the success of the Company and its subsidiaries, hereby grants to Terry G. Dallas (hereinafter called the "Option Holder'), and the Option Holder hereby accepts, the option to purchase shares of the Common Stock, $1.00 par value, of the Company (hereinafter "shares") during the Option Period (the "Option") subject to the Long Term Incentive Plan of 1998, as amended (the "Plan") and upon the following terms and conditions:

A.       Amount And Term Of Option

1. This grant is conditioned upon the shareholders of the Company approving on or before July 26, 2002 an amendment (whether singly or in combination with other changes) to the Plan which amends Section 7 thereof in a manner consistent with Attachment A. If the shareholders of the Company do not approve such an amendment on or prior to July 26, 2002 this grant shall be null and void and this Option shall terminate.

2. The exercise price is $36.22 per share, subject to adjustment as contemplated by Section 12 of the Plan and paragraphs B.7 and C.3 below.

3. The Option Period shall be TEN (10) years, commencing with the date this Option is granted. This Option is a Nonqualified Stock Option. The date of grant is August 20, 2001.

4. The total number of shares which may be purchased pursuant to this Option shall be 240,000 subject to adjustment as contemplated by
         Section 12 of the Plan and paragraphs B.7 and C.3 below. This Option shall become exercisable in accordance with the following schedule:

         50% of the shares may be purchased on or after August 20, 2002 75% of the shares may be purchased on or after August 20, 2003 100% of the shares may be purchased on or after August 20, 2004

         The Option Holder must be employed by the Company or a subsidiary as of each of the above dates for the incremental portion of this Option to become exercisable.

B.       Non-Transferability And Lapse Of Option/Termination of Employment

1. Except as otherwise expressly authorized by the Management Development and Compensation Committee of the Board (the "Committee'), this Option shall not be transferable by the Option Holder except by beneficiary designation, will or the laws of descent and distribution and shall be exercisable during the Option Holder's lifetime only by the Option Holder, or Option Holder's guardian or legal representative, except as the Committee may hereafter expressly permit pursuant to Section 11(e) of the Plan.

2. For purposes of this Option, the employment of the Option Holder shall be deemed to continue uninterrupted in the event that during the Option Period the Option Holder is on authorized sick leave or such other leave as is approved by the Committee.

3. If (a) the employment of the Option Holder by the Company or any of its subsidiaries terminates within the Option Period (1) because of retirement at or after attaining age 65, (2) because of permanent and total disability, or (3) at the convenience of the Company, in its sole discretion, and not because of voluntary resignation or performance inadequacy, and (b) the Option Holder shall not have then fully exercised this Option, then Option Holder shall have the right to exercise this Option for not more than the number of shares (subject to adjustment as provided in paragraphs C.1 and C.2 of this Option and the
         Plan) which Option Holder was entitled to purchase under this Option on the date of such termination of employment. Such exercise right shall lapse and this Option shall terminate on the earlier of the third anniversary of that date or the end of the Option Period.

4. If the Option Holder dies during the Option Period without having fully exercised this Option, this Option may be exercised within the Option Period but not later than fifteen (15) months after the date of the death of the Option Holder. If the Option Holder terminates employment because of retirement at or after age 65 pursuant to the Company retirement plan then in effect or permanent and total disability without having fully exercised this Option, the Option may be exercised within the Option Period but not after the later of three (3) years following such termination, fifteen (15) months after the death of the Option Holder or fifteen (15) months after the death of the Option Holder's spouse. Exercise of an Option held by a deceased Option Holder shall be by the person, persons, trust or trusts duly designated by the Option Holder in a form approved by the Company or, in the absence of a designation, entitled by will or the laws of descent and distribution to receive the benefits specified in this Agreement and under the Plan in the event of the Option Holder's death, and shall mean the Option Holder's executor or administrator if no other such person or entity is designated or authorized to act under the circumstances. The Option may not be exercised for more shares than the number of shares (subject to adjustment) that Option Holder was entitled to purchase on the date of death of the Option Holder.

5. If the Option Holder's employment with the Company and/or a subsidiary terminates other than in the circumstances described in paragraph B.3 or B.4 above, this Option shall lapse and terminate as of the date of such termination of employment.

6. The Committee may at its sole discretion elect to reinstitute any lapsed Options upon the rehire of a terminated Option Holder.

7. If any Option or other right to acquire Stock hereunder is not exercised prior to or in connection with (i) a dissolution of the Company, or (ii) a merger, reorganization, consolidation or similar event that the Company does not survive, or (iii) a merger, reorganization, consolidation or similar event approved by the Board (as constituted and acting prior to the event), the Committee may provide that the Option or right will terminate, subject to any provision that has been expressly made by the Board (as so constituted) or by the Committee pursuant to paragraph C.3, through a plan of reorganization or otherwise for the survival, assumption, exchange or other settlement of the Option or right.

C.       Adjustments To Option Shares

         In addition to adjustments authorized by Section 12 of the Plan:

1. If the shares then subject to this Option are split, including a split in the form of a dividend payable in such shares, then the number of shares then subject to this Option (and the number of shares reserved for issuance pursuant thereto) shall be increased, and the exercise price decreased, proportionately, without any change in the aggregate purchase price thereof

2. If the shares then subject to this Option are the subject of a reverse stock split, then the number of shares then subject to this Option (and the number of shares reserved for issuance thereafter pursuant thereto) shall be decreased, and the exercise price increased, proportionately, without any change in the aggregate purchase price thereof.

3. Subject to paragraph B.7, if the outstanding shares of the Company of the class then subject to this Option shall be changed into or exchanged for a different number or class of shares of stock of the Company or of another entity, whether through reorganization, recapitalization, split-up, spin off, combination of shares, merger or consolidation, then there shall be, in such manner and to such extent (if any) as the Committee deems appropriate in the circumstances, substituted for each such share then subject to this Option (and for each share reserved for issuance pursuant thereto), the number and class of shares of stock or other securities, cash or property (or combination thereof) into which each such outstanding share of the Company shall be so changed or exchanged, all without any change in the aggregate purchase price for the shares then subject to this Option.

D.       Manner of Exercise

1. This Option may be exercised from time to time, in accordance with its terms, by written notice thereof signed by the Option Holder and delivered to the Secretary of the Company at its head office in the City of El Segundo, State of California. Such notice shall state the number of shares being purchased, be accompanied by payment of the full option price for such number of shares and payment for any applicable withholding tax (unless otherwise provided for). Payment may be in the form of cash or shares of the common stock of the Company (provided the shares have been owned at least six (6) months, if originally acquired from the Company). Additionally, this Option may be exercised in accordance with such other arrangements, including "cashless" exercise procedures, as are approved from time to time by the Board or the Committee. To the extent exercisable, an Option shall be exercisable for all or a part of whole shares, but not as to any fractional interest.

2. The issuance of shares upon the exercise of this Option and subsequent transfer thereof shall be subject to all applicable laws, rules and regulations with respect to the issuance and sale of such shares, and to such approvals by governmental agencies as may be required.

3. The Option Holder shall be entitled to the privileges of stock ownership only as to such shares as are issued or delivered hereunder and subject to any limitation under paragraph D.2 above.

4. Upon the occurrence of a Change in Control Event (as such term is defined below), each Option will become immediately exercisable. As used herein, "Change in Control Event" means any of the following:

         (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")(a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and
         (iii) of subsection (c) of this Section D.4;

         (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent

         Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 50% of respectively, the then outstanding shares of common stock and the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) will beneficially own, directly or indirectly, 20% or more of respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

         (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

E.       Miscellaneous

1. This Option is granted pursuant to the Plan and is subject to all of the terms and provisions of the Plan.

2. As further consideration for the granting of this Option, the Option Holder agrees to continue in the employment of the Company or one or more of its subsidiaries at the pleasure of the Company or such subsidiary for a continuous period of at least one (1) year from date hereof at the salary rate in effect on the date hereof or at such changed rate as may be fixed from time to time by the Company or such subsidiary. Except as permitted by Section 7(d)(iv) of the Plan, the Option Holder agrees during such employment to devote Option Holder's entire time, energy and skills to the service and interests of the Company or such subsidiary, to promote its interest, and to act in accord with the regular policies of the Company and its subsidiaries.

3. This Option shall not confer upon the Option Holder any right with respect to continuance of employment by the Company or any subsidiary, nor shall it interfere in any way with Option Holder's status as an "at will" employee or with the right of the Company or any subsidiary to terminate employment at any time for any reason, with or without cause.

4. Notwithstanding any other provision hereof, in the event of a public tender for all or any portion of the stock of the Company or in the event that a proposal to merge, consolidate, or otherwise combine with another company is submitted for shareholder approval, the Committee may in its sole discretion declare previously granted options to be immediately exercisable.

5. The headings of this Agreement are solely for convenience and shall not be given any effect in interpreting this Agreement.

6. This Agreement has been executed in two counterparts each of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, The Company has granted this Option, at El Segundo, California effective on August 20, 2001, which date is the date of grant of this Option.

                                           UNOCAL CORPORATION


                                           By:  /s/CHARLES R. WILLIAMSON
                                                ------------------------
                                                  Charles R. Williamson
                                                 Chief Executive Officer

ACCEPTED:  /s/TERRY G. DALLAS
           --------------------

PRINT NAME:  Terry G. Dallas
             ------------------------------------

DATE:     29 August 01
       ------------------------------------------

                                                                   Attachment A


            Amendment to Long Term Incentive Plan of 1998, as amended

                        (subject to shareholder approval)

Effective upon shareholder approval on or before July 25, 2002 of an amendment or amendments to the Plan including the following change, the second sentence of
Section 7 of the Plan shall be revised to read as follows:

          "No person may be granted during any 12-month period Options to acquire more than 600,000 shares of Stock under this Plan.

                   NOTATIONS AS TO PARTIAL EXERCISE OF OPTION


------------------------- ------------------------- ------------------------
                                  Number of                 Balance of
        Date of                     Shares                   Shares on
       Exercise                   Exercised                   Option

------------------------- ------------------------- ------------------------